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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 033-59085 and No. 033-65441) of Plymouth Rubber Company, Inc. of our report dated January 29, 1999 appearing on page 15 of this Form 10-K.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 1999